N / E / W / S     R / E / L / E / A / S / E

January 27, 2011

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 2010 RESULTS

First Merchants Corporation (NASDAQ – FRME) has reported 2010 year-to-date earnings of $.48 per fully diluted common share and net income available to common stockholders totaling $11.7 million.  Fourth quarter earnings totaled $.10 per fully diluted common share and net income available to common stockholders totaled $2.6 million.

Michael C. Rechin, President and Chief Executive Officer, stated, “Our results for 2010 are reflective of progress made in several fundamentals of our business allowing us to benefit from the growth opportunities in our markets.  We achieved a meaningful increase in our capital levels, while building our net-interest margin and prudently managing our operating expenses. We also continued to achieve improvement in our asset quality.  Non-performing asset levels reduced in the fourth quarter and throughout 2010.  The improvement drove a materially lower loan loss provision that coupled with our net-interest income produced a return to profitability for 2010. Knowing that the economy remains tenuous, we continue to maintain a prudent reserve entering 2011 at 2.90 percent of our current loan portfolio.”

Total assets were $4.17 billion as of year-end a decline of $311 million from December 31, 2009 as total loans, including loans held for sale, declined by $421 million to $2.86 billion.  Loan demand from our commercial and consumer customers remains soft, but improved the overall liquidity of the balance sheet.  The Corporation’s non-maturity or demand and saving deposits totaled $2.1 billion, 65 percent of total deposits, an increase of $85 million or 4.2 percent.

Decreased loan demand and increased deposits are reflective of the economy and reduced customer leverage.  Excess liquidity was used to strategically reduce higher paying term deposit liabilities and borrowings such as Federal Home Loan Bank advances and brokered certificates of deposit by $400 million.  Additionally, excess cash and short term investments were reinvested in the bond portfolio which now totals $827 million.  Overall, the Corporation’s loan-to-deposit ratio declined from 93 percent to 87 percent and the loan-to-asset ratio declined from 73 percent to 69 percent.

Mark K. Hardwick, Executive Vice President and Chief Financial Officer, stated, “First Merchants is a more nimble company due to the completion of three data consolidations throughout 2010 and its move to a line of business organization structure. Improved net interest margin and lower overhead expenses helped mitigate the effects of fewer earning assets.”

Net-Interest margin expanded during the year by 13 basis points, from 3.74 percent to 3.87 percent of earning assets.  Asset yields declined by 24 basis points and the cost of supporting liabilities declined by 37 basis points.  Net interest income totaled $143.6 million a decline of $9.7 million from the full year 2009 results of $153.3 million.

The Corporation’s allowance for loan losses totaled $83 million as of year end 2010.  The allowance now provides 91.6 percent coverage of all non-accrual loans and 2.90 percent of total loans.  Provision expense for the year declined from $122.2 million in 2009 to $46.5 million in 2010 as net charge-off’s also declined during the year from $81.6 million to $55.6 million.

Non-interest income totaled $46.6 million for the year, after adjusting for positive bond gains and other-than-temporary impairment (OTTI) charges of $1.9 million.  Non-interest income for 2009 totaled $46.5 million, after adjusting for positive bond gains and other-than-temporary impairment (OTTI) charges of $4.4 million.

Total non-interest expense totaled $142.3 million, a decrease of $9.3 million when compared to 2009 expense total of $151.6 million.  Reductions in non-interest expense were achieved in every reported expense line item.

As of December 31, 2010, the Corporation’s total risk-based capital measured 15.72 percent, Tier 1 risk-based capital totaled 12.80 percent, Tier 1 leverage ratio totaled 9.49 percent, and the tangible common equity ratio totaled 5.84 percent.  All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 27, 2011.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s fourth quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until February 4, 2011 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 446916.

In order to view the web cast and presentation slides, please go to http://www.talkpoint.com/viewer/starthere.asp?Pres=133654 during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	December 31,
	2010	2009
ASSETS
Cash and due from banks	$50,844	$76,801
Federal funds sold	7,463	102,346
Cash and cash equivalents	58,307	179,147
Interest-bearing time deposits	65,216	74,025
Investment securities	826,797	563,117
Mortgage loans held for sale	21,469	8,036
Loans	2,835,683	3,269,788
Less: Allowance for loan losses	(82,977)	(92,131)
Net loans	2,752,706	3,177,657
Premises and equipment	52,450	55,804
Federal Reserve and Federal Home Loan Bank stock	33,884	38,576
Interest receivable	18,674	20,818
Core deposit intangibles and goodwill	154,019	158,740
Cash surrender value of life insurance	96,731	94,636
Other real estate owned	20,927	14,879
Tax asset, deferred and receivable	45,017	64,394
Other assets	24,045	31,123
TOTAL ASSETS	$4,170,242	$4,480,952
LIABILITIES
Deposits:
Noninterest-bearing	$583,696	$516,487
Interest-bearing	2,685,184	3,020,049
Total Deposits	3,268,880	3,536,536
Borrowings:
Securities sold under repurchase agreements	109,871	125,687
Federal Home Loan Bank advances	82,684	129,749
Subordinated debentures, revolving credit lines and term loans	226,440	194,790
Total Borrowings	418,995	450,226
Interest payable	4,262	5,711
Other liabilities	24,303	24,694
Total Liabilities	3,716,440	4,017,167
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,880	112,373
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,574,251 and 21,227,741 shares	3,197	2,653
Additional paid-in capital	232,503	206,600
Retained earnings	160,254	150,860
Accumulated other comprehensive loss	(10,157)	(8,826)
Total Stockholders' Equity	453,802	463,785
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,170,242	$4,480,952

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
INTEREST INCOME
Loans receivable:
Taxable	$41,497	$48,297	$174,070	$205,616
Tax exempt	(250)	296	515	1,038
Investment securities:
Taxable	3,680	2,348	12,957	12,335
Tax exempt	2,573	2,668	10,377	9,587
Federal funds sold	3	37	26	118
Deposits with financial institutions	142	75	381	366
Federal Reserve and Federal Home Loan Bank stock	312	348	1,252	1,379
Total Interest Income	47,957	54,069	199,578	230,439
INTEREST EXPENSE
Deposits	8,427	12,445	39,876	58,391
Federal funds purchased			5	28
Securities sold under repurchase agreements	383	511	1,712	1,997
Federal Home Loan Bank advances	1,146	1,627	5,368	9,232
Subordinated debentures, revolving credit lines and term loans	2,508	1,921	9,048	7,445
Total Interest Expense	12,464	16,504	56,009	77,093
NET INTEREST INCOME	35,493	37,565	143,569	153,346
Provision for loan losses	7,078	26,020	46,483	122,176
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	28,415	11,545	97,086	31,170
OTHER INCOME
Service charges on deposit accounts	3,111	3,735	13,283	15,128
Fiduciary activities	1,881	1,826	7,692	7,409
Other customer fees	2,217	1,969	8,990	7,922
Commission income	1,267	1,181	6,225	6,397
Earnings on cash surrender value of life insurance	524	569	2,098	1,614
Net gains and fees on sales of loans	2,384	1,744	6,806	6,849
Net realized gains on sales of available for sale securities	1,305	1,984	3,406	11,141
Other-than-temporary impairment on available for sale securities		(2,979)	(1,544)	(6,729)
Other income	904	(472)	1,588	1,470
Total Other Income	13,593	9,557	48,544	51,201
OTHER EXPENSES
Salaries and employee benefits	19,655	18,680	73,253	76,325
Net occupancy	2,452	2,816	9,935	10,250
Equipment	1,812	1,935	7,323	7,595
Marketing	527	513	1,970	2,134
Outside data processing fees	1,154	1,488	5,093	6,186
Printing and office supplies	317	359	1,259	1,419
Core deposit amortization	1,161	1,277	4,721	5,109
FDIC assessments	2,044	3,203	8,121	10,394
Other expenses	9,071	9,386	30,636	32,146
Total Other Expenses	38,193	39,657	142,311	151,558
INCOME (LOSS) BEFORE INCOME TAX	3,815	(18,555)	3,319	(69,187)
Income tax expense (benefit)	390	(8,334)	(2,984)	(28,424)
NET INCOME (LOSS)	3,425	(10,221)	6,303	(40,763)
Gain on exchange of preferred stock for trust preferred debt			10,052
Preferred stock dividends and discount accretion	(870)	(1,451)	(4,633)	(4,979)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$2,555	$(11,672)	$11,722	$(45,742)
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$0.10	$(0.55)	$0.48	$(2.17)
Diluted Net Income (Loss) Available to Common Stockholders	$0.10	$(0.55)	$0.48	$(2.17)
Cash Dividends Paid	$0.01	$0.08	$0.04	$0.47
Average Diluted Shares Outstanding (in thousands)	25,737	21,211	24,642	21,117

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
NET CHARGE OFF'S	$7,761	$20,807	$55,637	$81,628

AVERAGE BALANCES:
Total Assets	$4,249,187	$4,503,078	$4,271,714	$4,674,590
Total Loans	2,893,657	3,345,086	3,050,850	3,546,316
Total Earning Assets	3,835,814	4,065,295	3,862,493	4,245,134
Total Deposits	3,323,209	3,544,233	3,337,747	3,603,509
Total Stockholders' Equity	464,243	473,014	470,377	477,148

FINANCIAL RATIOS:
Return on Average Assets	0.24%	-1.04%	0.27%	-0.98%
Return on Average Stockholders' Equity	2.20	(9.87)	2.49	(9.59)
Average Earning Assets to Average Assets	90.27	90.28	90.42	90.81
Allowance for Loan Losses as % of Total Loans	2.90	2.81	2.90	2.81
Net Charge Off's as % of Average Loans (Annualized)	1.07	2.49	1.82	2.30
Average Stockholders' Equity to Average Assets	10.93	10.50	11.01	10.21
Tax Equivalent Yield on Earning Assets	5.13	5.48	5.32	5.56
Cost of Supporting Liabilities	1.30	1.62	1.45	1.82
Net Interest Margin (FTE) on Earning Assets	3.83	3.86	3.87	3.74

NON-PERFORMING ASSETS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Non-Accrual Loans	$90,591	$98,597	$120,205	$122,891	$118,409
Renegotiated Loans	7,139	5,320	1,657	859	8,833
Non-Performing Loans (NPL)	97,730	103,917	121,862	123,750	127,242
Real Estate Owned and Repossessed Assets	20,927	21,546	20,124	18,268	14,879
Non-Performing Assets (NPA)	118,657	125,463	141,986	142,018	142,121
90+ Days Delinquent	1,330	5,320	4,537	2,600	3,967
NPAS & 90 Day Delinquent	$119,987	$130,783	$146,523	$144,618	$146,088
Loan Loss Reserve	$82,977	$83,660	$86,970	$88,568	$92,131
YTD Charge-offs	55,637	47,876	34,045	17,432	81,628
NPAs / Actual Assets %	2.85%	3.00%	3.39%	3.25%	3.17%
NPAs & 90 Day / Actual Assets %	2.88%	3.13%	3.50%	3.30%	3.26%
NPAs / Actual Loans and REO %	4.12%	4.25%	4.61%	4.50%	4.32%
Loan Loss Reserves / Actual Loans (%)	2.90%	2.86%	2.84%	2.82%	2.81%
NCOs / YTD Average Loans (%)	1.82%	1.54%	1.08%	0.54%	2.30%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
ASSETS
Cash and due from banks	$50,844	$54,736	$60,223	$52,679	$76,801
Federal funds sold	7,463	6,392	4,101	7,044	102,346
Cash and cash equivalents	58,307	61,128	64,324	59,723	179,147
Interest-bearing time deposits	65,216	114,401	40,823	157,735	74,025
Investment securities	826,797	701,852	646,185	639,081	563,117
Mortgage loans held for sale	21,469	15,390	7,600	3,646	8,036
Loans	2,835,683	2,913,364	3,051,346	3,134,540	3,269,788
Less: Allowance for loan losses	(82,977)	(83,660)	(86,970)	(88,568)	(92,131)
Net loans	2,752,706	2,829,704	2,964,376	3,045,972	3,177,657
Premises and equipment	52,450	52,774	53,437	54,431	55,804
Federal Reserve and Federal Home Loan Bank stock	33,884	36,271	36,218	36,721	38,576
Interest receivable	18,674	20,310	18,894	19,532	20,818
Core deposit intangibles and goodwill	154,019	155,180	156,340	157,532	158,740
Cash surrender value of life insurance	96,731	96,206	95,666	95,146	94,636
Other real estate owned	20,927	21,546	20,124	18,268	14,879
Tax asset, deferred and refundable	45,017	50,972	52,839	59,190	64,394
Other assets	24,045	24,586	26,422	28,889	31,123
TOTAL ASSETS	$4,170,242	$4,180,320	$4,183,248	$4,375,866	$4,480,952
LIABILITIES
Deposits:
Noninterest-bearing	$583,696	$525,463	$516,769	$520,551	$516,487
Interest-bearing	2,685,184	2,728,888	2,744,194	2,877,235	3,020,049
Total Deposits	3,268,880	3,254,351	3,260,963	3,397,786	3,536,536
Borrowings:
Securities sold under repurchase agreements	109,871	109,647	107,505	112,826	125,687
Federal Home Loan Bank advances	82,684	92,628	100,540	123,261	129,749
Subordinated debentures, revolving credit lines and term loans	226,440	227,514	225,867	194,794	194,790
Total Borrowings	418,995	429,789	433,912	430,881	450,226
Interest payable	4,262	4,011	4,911	4,812	5,711
Other liabilities	24,303	29,704	25,933	53,446	24,694
Total Liabilities	3,716,440	3,717,855	3,725,719	3,886,925	4,017,167
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,880	67,764	67,649	112,559	112,373
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,574,251 and 21,227,741 shares	3,197	3,194	3,191	3,187	2,653
Additional paid-in capital	232,503	231,979	231,372	230,764	206,600
Retained earnings	160,254	158,074	158,118	150,595	150,860
Accumulated other comprehensive income (loss)	(10,157)	1,329	(2,926)	(8,289)	(8,826)
Total Stockholders' Equity	453,802	462,465	457,529	488,941	463,785
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,170,242	$4,180,320	$4,183,248	$4,375,866	$4,480,952

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
INTEREST INCOME
Loans receivable:
Taxable	$41,497	$43,148	$43,977	$45,448	$48,297
Tax exempt	(250)	236	252	277	296
Investment securities:
Taxable	3,680	3,100	3,286	2,891	2,348
Tax exempt	2,573	2,610	2,548	2,646	2,668
Federal funds sold	3	3	3	17	37
Deposits with financial institutions	142	84	95	60	75
Federal Reserve and Federal Home Loan Bank stock	312	250	330	360	348
Total Interest Income	47,957	49,431	50,491	51,699	54,069
INTEREST EXPENSE
Deposits	8,427	9,434	10,520	11,495	12,445
Federal funds purchased		1	4
Securities sold under repurchase agreements	383	401	429	499	511
Federal Home Loan Bank advances	1,146	1,218	1,440	1,564	1,627
Subordinated debentures, revolving credit lines and term loans	2,508	2,695	1,919	1,926	1,921
Total Interest Expense	12,464	13,749	14,312	15,484	16,504
NET INTEREST INCOME	35,493	35,682	36,179	36,215	37,565
Provision for loan losses	7,078	10,521	15,015	13,869	26,020
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	28,415	25,161	21,164	22,346	11,545
OTHER INCOME
Service charges on deposit accounts	3,111	3,404	3,506	3,262	3,735
Fiduciary activities	1,881	1,773	1,978	2,060	1,826
Other customer fees	2,217	2,080	2,195	2,498	1,969
Commission income	1,267	1,482	1,487	1,989	1,181
Earnings on cash surrender value of life insurance	524	540	526	508	569
Net gains and fees on sales of loans	2,384	2,088	1,185	1,149	1,744
Net realized and unrealized gains on sales of available for sale securities	1,305	2	257	1,842	1,984
Other-than-temporary impairment on available for sale securities		(656)	(400)	(488)	(2,979)
Other income	904	332	208	144	(472)
Total Other Income	13,593	11,045	10,942	12,964	9,557
OTHER EXPENSES
Salaries and employee benefits	19,655	18,094	17,942	17,562	18,680
Net occupancy	2,452	2,574	2,058	2,851	2,816
Equipment	1,812	1,797	1,861	1,853	1,935
Marketing	527	519	495	429	513
Outside data processing fees	1,154	1,348	1,311	1,280	1,488
Printing and office supplies	317	303	321	318	359
Core deposit amortization	1,161	1,161	1,192	1,207	1,277
FDIC assessments	2,044	2,112	2,243	1,722	3,203
Other expenses	9,071	7,227	6,920	7,418	9,386
Total Other Expenses	38,193	35,135	34,343	34,640	39,657
INCOME (LOSS) BEFORE INCOME TAX	3,815	1,071	(2,237)	670	(18,555)
Income tax expense (benefit)	390	(564)	(1,894)	(916)	(8,334)
NET INCOME (LOSS)	3,425	1,635	(343)	1,586	(10,221)
Gain on exchange of preferred stock for trust preferred debt			10,052
Preferred stock dividends and discount accretion	(870)	(870)	(1,443)	(1,450)	(1,451)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$2,555	$765	$8,266	$136	$(11,672)
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.10	$0.02	$0.35	$0.01	$(0.55)
Diluted Net Income (Loss) Available to Common Stockholders	$0.10	$0.02	$0.35	$0.01	$(0.55)
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.01	$0.08
Average Diluted Shares Outstanding (in thousands)	25,737	25,686	25,633	21,462	21,211
FINANCIAL RATIOS:
Return on Average Assets	0.24%	0.07%	0.77%	0.01%	-1.04%
Return on Average Stockholders' Equity	2.20	0.67	6.73	0.12	(9.87)
Average Earning Assets to Average Assets	90.27	90.39	90.34	90.64	90.28
Allowance for Loan Losses as % of Total Loans	2.90	2.86	2.84	2.82	2.81
Net Charge Off's as % of Average Loans (Annualized)	1.07	1.84	2.14	2.18	2.49
Average Stockholders' Equity to Average Assets	10.93	10.95	11.47	10.70	10.50
Tax Equivalent Yield on Earning Assets	5.13	5.38	5.38	5.39	5.48
Cost of Supporting Liabilities	1.30	1.45	1.48	1.57	1.62
Net Interest Margin (FTE) on Earning Assets	3.83	3.93	3.90	3.82	3.86

LOANS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Commercial and industrial loans	$530,322	$550,310	$589,157	$621,591	$675,860
Agricultural production financing and other loans to farmers	95,516	99,087	108,439	109,457	121,031
Real estate loans:
Construction	106,615	91,705	111,070	131,548	158,725
Commercial and farmland	1,229,037	1,229,836	1,269,455	1,282,635	1,276,164
Residential	724,020	779,483	816,823	821,014	841,584
Individuals' loans for household and other personal expenditures	115,295	128,400	129,724	142,108	154,132
Lease financing receivables, net of unearned income	5,157	5,763	6,143	6,396	7,135
Other loans	29,721	28,780	20,535	19,791	35,157
Loans	2,835,683	2,913,364	3,051,346	3,134,540	3,269,788
Allowance for loan losses	(82,977)	(83,660)	(86,970)	(88,568)	(92,131)
NET LOANS	$2,752,706	$2,829,704	$2,964,376	$3,045,972	$3,177,657

DEPOSITS
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Demand deposits	$1,362,927	$1,288,975	$1,246,006	$1,261,305	$1,308,741
Savings deposits	763,949	761,181	730,105	738,742	733,142
Certificates and other time deposits of $100,000 or more	334,748	350,623	374,016	416,113	438,264
Other certificates and time deposits	661,569	685,917	715,941	750,382	781,509
Brokered deposits	145,687	167,655	194,895	231,244	274,880
TOTAL DEPOSITS	$3,268,880	$3,254,351	$3,260,963	$3,397,786	$3,536,536